UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 9, 2004

BRAZIL FAST FOOD CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23278	13-3688737

(Commission File Number)	(IRS Employer Identification No.)

Rua Voluntarios da Patria, CEP 22270-010, 89-9 andar, Botafogo, Rio de Janeiro, Brazil

(Address of Principal Executive Offices) (Zip Code)

011 55 21 2564-6452

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition.

     On December 9, 2004, Brazil Fast Food Corp. (the “Company”) issued a press release (the “Press Release”) that, among other things, announced the Company’s financial results for the third quarter ended September 30, 2004, which information the Company had previously reported via its Quarterly Report on Form 10-Q for the three month period ended September 30, 2004, which such for 10-Q was filed on November 15, 2004. A copy of the Press Release is attached hereto as Exhibit 99.1 The Press Release is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including the exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

Section 8 – Other Events

Item 8.01 – Other Events.

     On December 9, 2004, the Company issued a Press Release announcing a stock repurchase plan under which the Company may repurchase as many as 200,000 shares of Brazil Fast Food common stock in the future. A copy of the Press Release is attached hereto as Exhibit 99.1 The Press Release is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release of Brazil Fast Food Corp. dated December 9, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized, this 9th day of December, 2004.

BRAZIL FAST FOOD CORP.
By:	/s/ Ricardo Figueiredo Bomeny
Ricardo Figueiredo Bomeny
Chief Executive Officer and Acting Chief Financial Officer

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